                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/00
                                                    DETERMINATION DATE: 11/10/00
                                                     DISTRIBUTION DATE: 11/15/00
                                                                               A

===================================================================================================================================
                                   Original       Beginning                                Current                       Ending
                    Certificate  Certificate     Certificate                               Realized      Total         Certificate
    Class    Cusip     Rate        Balance         Balance       Interest      Principal     Loss     Distribution       Balance
-----------------------------------------------------------------------------------------------------------------------------------
    AF-1   60935BEL9 6.89000%   401,250,000.00  247,414,000.00 1,420,568.72  5,213,000.00    0.00     6,633,568.72   242,201,000.00
Factors per
 Thousand                                                       3.54035817    12.99190031             16.53225848     603.61619938
-----------------------------------------------------------------------------------------------------------------------------------
    AF-2   60935BEM7 6.72000%   133,750,000.00  82,466,000.00   461,809.60   1,738,000.00    0.00     2,199,809.60    80,728,000.00
Factors per
 Thousand                                                       3.45278206    12.99439252             16.44717458     603.57383178
-----------------------------------------------------------------------------------------------------------------------------------
   POOL I                       535,000,000.00  329,880,000.00 1,882,378.32  6,951,000.00    0.00     8,833,378.32   322,929,000.00
   Totals                                                       3.51846414    12.99252336             16.51098751     603.60560748
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
     A-V   60935BEN5 6.88000%   360,000,000.00  179,620,759.41 1,029,825.69  8,563,129.63    0.00     9,592,955.32   171,057,629.78
Factors per
 Thousand                                                       2.86062691    23.78647119             26.64709810     475.16008272
-----------------------------------------------------------------------------------------------------------------------------------
   POOL II                      360,000,000.00  179,620,759.41 1,029,825.69  8,563,129.63    0.00     9,592,955.32   171,057,629.78
   Totals                                                       2.86062691    23.78647119             26.64709810     475.16008272
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
   TOTALS                       895,000,000.00  509,500,759.41 2,912,204.00  15,514,129.63   0.00    18,426,333.63   493,986,629.78
===================================================================================================================================

THE BANK OF NEW YORK                                                KARON GREENE
101 Barclay Street                                           PHONE: 212-815-8363
New York, New York  10286                                      FAX: 212-815-5309

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/00
                                                    DETERMINATION DATE: 11/10/00
                                                     DISTRIBUTION DATE: 11/15/00
                                                                               A

====================================================================================================================================

                             Certificate Information                                        Other Trust Information


Pool I
                    Interest     Carry Forward  Monthly Advance
                  Requirement        Amount      for Bankruptcy   Libor                                                      6.620%
         AF-1     1,420,568.72       0.00            0.00         Aggregate Spread Account Beginning Balance          43,980,395.05
         AF-2      461,809.60        0.00            0.00            Interest Earnings                                   243,063.01
                                                                     Adjustments                                            (532.63)
                                                                     Deposits to Spread Account                           53,986.91
                                                                     Withdrawals from Spread Account                           0.00
POOL II                                                           Aggregate Ending Spread Account Balance             44,276,912.34
                                                                  Aggregate Interest Earnings                          3,451,771.78
          AV      1,029,825.69       0.00            0.00         Aggregate Ending Spread Account Balance less
                                                                    Interest Earnings                                 40,825,140.56
                                                                  Aggregate Specified Spread Account Requirement      40,899,424.76

====================================================================================================================================

THE BANK OF NEW YORK                                                KARON GREENE
101 Barclay Street                                           PHONE: 212-815-8363
New York, New York  10286                                      FAX: 212-815-5309

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/00
                                                    DETERMINATION DATE: 11/10/00
                                                     DISTRIBUTION DATE: 11/15/00
                                                                               A

===================================================================================================================================
                                                            POOL I

     SCHEDULE OF REMITTANCE                                                         COLLATERAL INFORMATION
Aggregate Amount Received                      9,469,753.69   Adjusted Mortgage Interest Rate                                9.782%
                                                              Aggregate Beginning Principal Balance of Loans         329,900,237.70
Monthly Advance                                   54,616.49   Aggregate Ending Principal Balance of Loans            322,950,080.70
(Unreimbursed Monthly Advance)                         0.00   Compensating Interest                                          489.64
(Servicer Fee)                                   (67,379.57)  Curtailments                                               741,543.89
(Contingency Fee)                                (67,379.56)  Excess and Monthly Payments                                560,526.49
(Late Charges)                                   (98,543.06)  Interest Received                                        2,802,644.35
(Escrow)                                        (144,752.23)  Monthly Excess Spread Percentage                                 100%
(Excess Spread)                                 (806,791.77)  Payments And Reimbursements to the Servicers Pursuant to:
                                              -------------        Section 4.01(f)                                       134,759.13
                                              (1,130,229.70)  Principal Prepayments (Number/Amount)              123   5,088,823.77
                                                              Realized Losses (Current/Cumulative)        559,262.82   9,448,847.63
AVAILABLE REMITTANCE AMOUNT                    8,339,523.99   Certificate Remittance Amount from Pool I                  279,024.74
                                              =============   WAC                                                           10.403%
                                                              WAM                                                            264.85
FEES
Contingency Fee                                   67,379.56   SPREAD ACCOUNT INFORMATION
Expense Account                                    3,092.63   Spread Account Beginning Balance                        27,225,180.79
Insurance Fee                                     30,239.00      Interest Earnings                                       144,915.98
Servicer Fee                                      67,379.57      Adjustments                                                (331.83)
                                                                 Deposits to Spread Account                                    0.00
                                                                 Withdrawals from Spread Account for Insured Payment           0.00
PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES      Total Withdrawals from Spread Account                         0.00
      7/31/00                  8/31/00              9/30/00   Ending Spread Account Balance                           27,369,764.94
      -------                  -------              -------   Aggregate Interest Earnings                              2,188,779.48
      10.426%                  10.418%              10.411%   Ending Spread Account Balance less Interest Earnings    25,180,985.46
                                                              Specified Spread Account Requirement                    20,062,500.00

===================================================================================================================================

THE BANK OF NEW YORK                                                KARON GREENE
101 Barclay Street                                           PHONE: 212-815-8363
New York, New York  10286                                      FAX: 212-815-5309

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/00
                                                    DETERMINATION DATE: 11/10/00
                                                     DISTRIBUTION DATE: 11/15/00
                                                                               A

===================================================================================================================================
                                                          POOL II

  SCHEDULE OF REMITTANCE                                              COLLATERAL INFORMATION
Aggregate Amount Received                      9,917,271.30  Adjusted Mortgage Interest Rate                                10.331%
                                                             Aggregate Beginning Principal Balance of Loans          179,628,661.70
Monthly Advance                                   45,619.24  Aggregate Ending Principal Balance of Loans             171,065,532.10
(Unreimbursed Monthly Advance)                         0.00  Compensating Interest                                         2,372.29
(Servicer Fee)                                   (36,242.59) Curtailments                                                521,092.85
(Contingency Fee)                                (36,242.59) Excess and Monthly Payment                                   91,478.74
(Late Charges)                                   (88,736.79) Interest Received                                         1,592,030.35
(Escrow)                                        (136,053.50) Monthly Excess Spread Percentage                                  100%
(Excess Spread)                                 (516,665.88) Payments And Reimbursements to the Servicers Pursuant to:
                                             --------------       Section 4.01(f)                                         72,485.18
                                                (768,322.11) Principal Prepayments (Number/Amount)                 80  7,486,769.11
                                                             Realized Losses (Current/Cumulative)          463,788.93  5,484,347.57
AVAILABLE REMITTANCE AMOUNT                    9,148,949.19  Certificate Remittance Amount from Pool II                        0.00
                                             ==============  WAC                                                            10.956%
                                                             WAM                                                             332.78
FEES
Contingency Fee                                   36,242.59            SPREAD ACCOUNT INFORMATION
Expense Account                                    2,207.84  Spread Account Beginning Balance                         16,755,214.26
Insurance Fee                                     16,465.00     Interest Earnings                                         98,147.03
Servicer Fee                                      36,242.59     Adjustments                                                 (200.80)
                                                                Deposits to Spread Account                                53,986.91
                                                                Withdrawals from Spread Account                                0.00
PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES  Ending Spread Account Balance                            16,907,147.40
       7/31/00                 8/31/00              9/30/00  Aggregate Interest Earnings                               1,262,992.30
       -------                 -------              -------  Ending Spread Account Balance less Interest Earnings     15,644,155.10
       10.262%                 10.502%              10.813%  Specified Spread Account Requirement                     20,836,924.76


===================================================================================================================================

THE BANK OF NEW YORK                                                KARON GREENE
101 Barclay Street                                           PHONE: 212-815-8363
New York, New York  10286                                      FAX: 212-815-5309

                    THE MONEY STORE ASSET BACKED CERTIFICATES
                                  SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 10/31/00
                                                    DETERMINATION DATE: 11/10/00
                                                     DISTRIBUTION DATE: 11/15/00
                                                                               A

===================================================================================================================================
                                                            EXHIBIT L


                                              -------------------------------------------------------------------------------------
      POOL I                                     DELINQUENT INFOR.       # LOANS               AMOUNT              PERCENTAGE
                                              -------------------------------------------------------------------------------------
                                              Delinquent 1-29 Days         587              26,885,501.45             8.32%
---------------------------------------       Delinquent 30-59 Days        156               7,285,162.18             2.26%
Outstanding Balance     322,950,080.70        Delinquent 60-89 Days         49               2,302,495.84             0.71%
---------------------------------------       Delinquent 90 and over        84               5,175,012.19             1.60%
    # Accounts                   6,376        Loans in Foreclosure         202              14,312,242.99             4.43%
---------------------------------------       REO Property                  67               3,944,822.65             1.22%
                                                                      -------------------------------------------------------------
                                              TOTALS                      1,145             59,905,237.30            18.55%
                                              -------------------------------------------------------------------------------------



                                              -------------------------------------------------------------------------------------
      POOL II                                    DELINQUENT INFOR.       # LOANS               AMOUNT              PERCENTAGE
                                              -------------------------------------------------------------------------------------
                                              Delinquent 1-29 Days         187              14,393,025.11             8.41%
---------------------------------------       Delinquent 30-59 Days         80               6,882,848.10             4.02%
Outstanding Balance     171,065,532.10        Delinquent 60-89 Days         19               1,311,532.20             0.77%
---------------------------------------       Delinquent 90 and over        63               5,726,313.42             3.35%
    # Accounts                   2,216        Loans in Foreclosure         167              13,676,605.80             7.99%
---------------------------------------       REO Property                  37               2,675,089.57             1.56%
                                                                      -------------------------------------------------------------
                                              TOTALS                       553              44,665,414.20            26.11%
                                              -------------------------------------------------------------------------------------


===================================================================================================================================

THE BANK OF NEW YORK                                                KARON GREENE
101 Barclay Street                                           PHONE: 212-815-8363
New York, New York  10286                                      FAX: 212-815-5309